NET SALES (Tables)	12 Months Ended
Dec. 31, 2021
Mother Earth's Storehouse, Inc. [Member]
SCHEDULE OF NET OF RETURNS AND ALLOWANCES AND DISCOUNTS

Sales are net of returns and allowances and discounts. For the years ended December 31, sales were as follows:

	2021	2020

Sales	$15,438,995	$18,535,034
Less: Allowances	80,225	98,836
Discounts	1,066,604	1,401,976
Total net sales	$ 14,292,166	$ 17,034,222